

GLACIER BANCORP, INC.
Montana, Idaho, Utah, Washington, Wyoming, Colorado, Arizona & Nevada

INVESTOR PRESENTATION

March 2020

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about management's plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "should," "projects," "seeks," "estimates", or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements, including those set forth in this presentation: 1) the risks associated with lending and potential adverse changes of the credit quality of loans in the Company's portfolio; 2) changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company's net interest income and profitability; 3) changes in the cost and scope of insurance from the FDIC and other third parties; 4) legislative or regulatory changes, including increased banking and consumer protection regulation that adversely affect the Company's business, both generally and as a result of the Company exceeding $10 billion in total consolidated assets; 5) ability to complete pending or prospective future acquisitions; 6) costs or difficulties related to the completion and integration of acquisitions; 7) the goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 8) reduced demand for banking products and services; 9) the reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain (and maintain) customers; 10) competition among financial institutions in the Company's markets may increase significantly; 11) the risks presented by continued public stock market volatility, which could adversely affect the market price of the Company's common stock and the ability to raise additional capital or grow the Company through acquisitions; 12) the projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 13) consolidation in the financial services industry in the Company's markets resulting in the creation of larger financial institutions who may have greater resources could change the competitive landscape; 14) dependence on the CEO, the senior management team and the Presidents of Glacier Bank divisions; 15) material failure, potential interruption or breach in security of the Company's systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 16) natural disasters, including fires, floods, earthquakes, and other unexpected events; 17) the Company's success in managing risks involved in the foregoing; and 18) the effects of any reputational damage to the Company resulting from any of the foregoing. Please take into account that forward-looking statements speak only as of the date of this presentation. Given the described uncertainties and risks, the Company cannot guarantee its future performance or results of operations and you should not place undue reliance on these forward-looking statements. The Company does not undertake any obligation to publicly correct, revise, or update any forward-looking statement if it later becomes aware that actual results are likely to differ materially from those expressed in such forward-looking statement, except as required under federal securities laws.

Glacier Bancorp, Inc.
12/31/2019 Snapshot

Ticker	GBCI
Total Assets	$13.68 Billion
Gross Loans	$9.51 Billion
Deposits	$10.78 Billion
TCBV	$15.61
Quarterly Dividend*	$0.49
Stock Price	$45.99
Market Cap	$4.24 Billion

* Includes a $0.20 special dividend

Differentiated Bank Model





- Genuine community banking model
- Backed by resources and support of Glacier Bancorp
- Strategy of growth through acquisitions and organically

Glacier is a "Company of Banks"

Glacier Bank

First Security Bank
Division of Glacier Bank

Valley Bank of Helena
Division of Glacier Bank

Western Security Bank
Division of Glacier Bank

Mountain West Bank
Division of Glacier Bank

Citizens Community Bank
A Friend You Can Talk To

First Bank
Division of Glacier Bank

First Bank of Montana
www.1stbmt.com
Division of Glacier Bank

Bank of the San Juans
Division of Glacier Bank

First State Bank
Your First Choice in Banking.
Division of Glacier Bank

North Cascades Bank
Division of Glacier Bank

Foothills Bank
Division of Glacier Bank

Collegiate Peaks Bank
Division of Glacier Bank

First Security Bank
Division of Glacier Bank

First Community Bank
Division of Glacier Bank

Heritage Bank of Nevada

2019 Announced Acquisition Highlights

	First Community Bank	Heritage Bank of Nevada	State Bank of Arizona
Announcement Date	1/16/2019	4/3/2019	9/30/2019
Closing Date	4/30/2019	7/31/2019	Late 4Q 2019 or Early 1Q 2020
Transaction Overview			
Transaction Value ($million)	$85.0 million	$240.7 million	$135.3 million
Consideration Mix	100% Stock	93% Stock / 7% Cash	90% Stock / 10% Cash
Transaction Value / Tangible Book Value (%)	216%	239%	212%
Select Pro Forma Impact			
Projected 2020 EPS Accretion (% / $ per share)	~ 0.6% / $0.01	1.9% / $0.05	1.0% / $0.02
Projected 2021 EPS Accretion (% / $ per share)	~ 0.5% / $0.01	2.2% / $0.06	1.5% / $0.04
TBV Per Share Accretion / (Dilution) (%)	~ 0.1%	~ (0.6%)	~ (0.6%)
TBV Per Share Payback Period *(Crossover Method)*	0.0 yrs	1.3 yrs	1.9 yrs
Internal Rate of Return (%)	17.2%	15% +	15% +
Target Market			
Market Expansion / New Market	Utah (Expansion)	Nevada (New Market)	Arizona (Expansion)


North Cascades Bank
Glacier Bank
First Security Bank
First Bank of Montana
www.1stbmt.com
Mountain West Bank
First Security Bank
Division of Glacier Bank
Valley Bank
Division of Glacier Bank
Western Security Bank
Citizens Community Bank
A Friend You Can Talk To
FirstBank
Division of Glacier Bank
Heritage Bank of Nevada
First State Bank
Collegiate Peaks Bank
Division of Glacier Bank
First Community Bank
Bank of the San Juans
Division of Glacier Bank
Foothills Bank
Division of Glacier Bank
WA
MT
ID
WY
NV
UT
CO
AZ



16 Bank Divisions

181 locations (as of 12/31/19)



Topography of the United States
0 200 400 mi
0 200 400 600 km
PACIFIC
OCEAN
ATLANTIC
OCEAN
Gulf of Mexico
COAST RANGES
Cascade Range
Columbia Plateau
Bitterroot Range
ROCKY MOUNTAINS
GREAT PLAINS
Great Basin
Great Salt L.
Sierra Nevada
Central Valley
Mojave Desert
Colorado Plateau
Grand Canyon
Llano Estacado
Edwards Plateau
Ozark Plateau
L. Superior
L. Michigan
L. Huron
L. Ontario
L. Erie
Allegheny Mts.
APPALACHIAN MOUNTAINS
ATLANTIC COASTAL PLAIN
GULF COASTAL PLAIN
Mississippi Delta
Long Island
C. Cod
Chesapeake Bay
C. Hatteras
C. Fear
C. Canaveral
L. Okeechobee
The Everglades

9/30/19 GBCI Geography	
Total chartered banks	320
Total target banks	205
Assets under $1B	184
Assets $1 – $3.5B	21

Percent Change in Real GDP by State

2019:Q2 – 2019:Q3



WA 3.1
MT 2.3
ND 1.1
MN 2.0
OR 1.8
ID 2.5
WY 1.3
SD 1.8
WI 1.5
MI 1.3
NV 2.3
UT 3.2
CO 2.6
NE 2.3
IA 1.3
IL 1.4
IN 2.3
OH 1.7
PA 2.1
CA 2.1
KS 2.2
MO 2.4
KY 1.5
WV 0.5
VA 1.6
AZ 2.4
NM 2.6
OK 1.9
AR 2.9
TN 2.4
NC 2.0
SC 2.0
TX 4.0
LA 2.9
MS 1.9
AL 1.7
GA 2.3
FL 2.4
AK 2.4
HI 0.4
NH 2.2
VT 1.8
ME 2.1
MA 2.2
NY 0.5
RI 1.6
CT 2.1
NJ 2.3
DE 0.0
MD 1.0
DC 1.4
Quintile growth rates
2.4 to 4.0
2.2 to 2.4
1.9 to 2.2
1.5 to 1.9
0.0 to 1.5
U.S. growth rate = 2.1

U.S. Bureau of Economic Analysis

Price of Inter-State Migration



Net gain/loss as % of state's total adjusted gross income (AGI)
Winners: > +0.20%
Losers: < -0.20%
Within +/- 0.20%
+0.81%
+1.14%
-1.17%
+1.20%
+1.66%
-0.33%
+0.40%
+0.53%
-0.26%
-0.24%
+0.45%
-1.10%
-0.47%
-1.60%
-0.53%
-0.36%
-0.28%
+1.15%
+0.72%
-0.31%
-0.54%
-0.65%
-0.92%
+0.90%
-1.09%
+0.41%
-0.55%
-0.77%
-0.50%
-0.38%
-0.56%
-1.47%
-0.22%
+0.75%
+0.79%
-0.23%
+1.12%
-0.39%
+1.81%
-0.35%
+0.30%
-1.23%
+2.86%
+0.35%

Bloomberg analysis of IRS individual filings in 2016 and 2015, and Census data from 2017 for inter-state migration. Source: Bloomberg article published May 24, 2019.

Solid Financial Results





5 Year Total Return
12/31/2014 – 12/31/2019



100
75
50
25
0
-25
Total Return (%)
Volume
10M
0
2015
2016
2017
2018
2019
2020
NASDAQ:GBCI: 98.02 %
NASDAQ:GBCI-Vol
Russell 2000: 48.49 %
S&P 500 Commercial Banks: 80.53 %

1 Year Total Return
12/31/2018 – 12/31/2019



40
30
20
10
0
-10
Total Return (%)
Volume
0
Feb '19
Apr '19
Jun '19
Aug '19
Oct '19
Dec '19
NASDAQ:GBCI: 20.09 %
NASDAQ:GBCI-Vol
Russell 2000: 25.52 %
S&P 500 Commercial Banks: 40.63 %

Forbes

Performance Ranking of America's 100 Largest Banks

Sept 30	Rank	Company Name	ROTCE (%)	NPAs/ Assets (%)	CET1 Ratio (%)	Efficiency Ratio (%)	Operating Revenue Growth (%)
2019	9	Glacier Bancorp Inc.	16.8	0.57	12.6	58	14.0
2018	16	Glacier Bancorp Inc.	14.0	0.79	12.3	55	17.5
2017	10	Glacier Bancorp Inc.	13.6	0.90	12.9	54	7.9
2016	5	Glacier Bancorp Inc.	12.8	1.30	13.9	56	9.0
2015	4	Glacier Bancorp Inc.	12.9	0.97	16.6	55	6

Bank Director

Bank Performance Scorecard
$5 Billion up to $50 Billion

Year Ending	Rank	Company Name	Core ROAA (%)	Core ROAE (%)	TCE/ Tang Assets (%)	NPAs/ Loans & REO (%)	NCOs/ Avg Loans (%)
2018	16	Glacier Bancorp Inc.	1.67	13.21	9.99	0.91	0.11
2017	17	Glacier Bancorp Inc.	1.44	11.75	10.58	1.47	0.17
2016	9	Glacier Bancorp Inc.	1.40	11.39	10.31	2.12	0.05
2015	16	Glacier Bancorp Inc.	1.39	11.14	10.31	2.74	0.05

Reconciliation of 2017 Non-GAAP Measures to GAAP

(Dollars in thousands, except per share data)		December 31 2017
Earnings per share YTD (GAAP)	**$**	**1.50**
Tax Act adjustment (GAAP)		0.25
Earnings per share YTD (non-GAAP)	$	1.75
Return on assets (GAAP)		**1.20%**
Tax Act adjustment (GAAP)		0.21%
Return on assets (non-GAAP)		1.41%
Return on tangible equity (GAAP)		**11.70%**
Tax Act adjustment (GAAP)		1.96%
Return on tangible equity (non-GAAP)		13.66%

In addition to the results presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"), this presentation contains certain non-GAAP financial measures. The Company believes that providing these non-GAAP financial measures provides investors with information useful in understanding the Company's financial performance, performance trends, and financial position. While the Company uses these non-GAAP measures in its analysis of the Company's performance, this information should not be considered an alternative to measurements required by GAAP.

This table provides a reconciliation of certain GAAP financial measures to non-GAAP financial measures. The reconciling item between the GAAP and non-GAAP financial measures was the current quarter one-time tax expense of $19.7 million. The one-time tax expense was driven by the Tax Cuts and Job Act ("Tax Act") and the change in the current year federal marginal rate of 35 percent to 21 percent for future years, which resulted in revaluation of deferred tax assets and deferred tax liabilities ("net deferred tax asset"). The Company believes that the financial results are more comparable excluding the impact of the revaluation of the net deferred tax asset.

Earnings Per Share



$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.54
$1.59
$1.75*
$2.17
$2.38
$0.59
$0.58
$0.52
$0.48
$0.62
$0.57
$0.61
$0.58
2015
2016
2017
2018
2019

- Fourth quarter 2019 earnings per share increased $0.03 per share, or 5%, over prior year fourth quarter
- Earnings per share for 2019 increased $0.21 per share, or 10% over 2018
- Core earnings remain strong

* Non-GAAP (see reconciliation on slide 15)

Return on Assets


1.65%
1.55%
1.45%
1.35%
1.25%
1.15%
1.36%
1.32%
1.41%*
1.59%
1.64%
2015
2016
2017
2018
2019

- ROA remains solid through 2019
- ROA in the third quarter of 2019 was in the 89th percentile among Glacier's peer group

* Non-GAAP (see reconciliation on slide 15)
* BHCPR as of 9/30/2019

Return on Tangible Equity


18.00%
17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
12.71%
12.71%
13.66%*
16.42%
16.15%
2015
2016
2017
2018
2019

- We maintain historically high capital levels which have made it more difficult to produce higher ROTE
- ROTE has grown with increased performance

* Non-GAAP (see reconciliation on slide 15)

Net Interest Margin



$550
$500
$450
$400
$350
$300
$250
$200
4.50%
4.40%
4.30%
4.20%
4.10%
4.00%
3.90%
$290
$315
$345
$433
$503
4.00%
4.02%
4.12%
4.21%
4.39%
2015
2016
2017
2018
2019
Net Interest Income
Net Interest Margin

- Net interest margin of 4.39% increased 18 basis points over the prior year
- The net interest margin for 2018 and 2019 time periods includes the impact of the decrease in the federal income tax rate from the 2017 Tax Cuts and Jobs Act ("Tax Act")

(Dollars in millions) *Net interest margin is annualized

Efficiency Ratio


59.0%
58.0%
57.0%
56.0%
55.0%
54.0%
53.0%
55.4%
55.9%
53.9%
54.7%
57.8%
2015
2016
2017
2018
2019

- Excluding $18.9 million of expenses(*) incurred in the third quarter of 2019, the year to date 2019 efficiency ratio would be 54.8%

- The 2018 and 2019 efficiency ratios reflect the impact of the decrease in the federal income tax rate from the 2017 Tax Act

* $5.4 million of accelerated stock compensation expense from the Heritage acquisition
* $3.5 million write-off of deferred prepayment penalties on FHLB advances
* $10.0 million loss on early termination of interest rate swaps

Strong Balance Sheet





Asset Trends



$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$9,089
$9,451
$9,706
$12,115
$13,684
2015
2016
2017
2018
2019

- Total assets increased $1.6 billion, or 13%, during 2019, including $379 million from First Community Bank Utah and $978 from Heritage Bank of Nevada
- Total assets grew $2.4 billion, or 25%, in 2018, including $551 million from Collegiate Peaks Bank and $1.1 billion from First Security Bank in Bozeman

(Dollars in millions)

Capital Ratios Relative to Peers*


18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
9.8%
12.0%
12.1%
12.6%
12.7%
13.7%
14.3%
15.0%
Tier 1 Leverage
CET1
Tier 1 RBC
Total RBC
Peers
Glacier

- Total risk based capital ranks in the 68th percentile among Glacier's peer group
- Capacity to add $6.3 billion of assets and still maintain an 8% leverage ratio

* BHCPR as of 9/30/2019

Deposit Trends



$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
$10,776
$9,494
$7,580
$7,372
$6,945
2015
2016
2017
2018
2019

- Total deposits for 2019 increased $1.3 billion, or 14%, due in part to the acquisitions of First Community Bank Utah and Heritage Bank of Nevada
- Organic deposit growth for 2019 was $286 million, or 3%
- Growth in the number of deposit accounts has also increased significantly the past several years

(Dollars in millions)

Deposit Composition

12/31/2018



Wholesale 2%
CDs 9%
MMDA 18%
Non-Interest Bearing 32%
Savings 14%
NOW and DDA 25%

12/31/2019



Wholesale 0%
CDs 9%
MMDA 18%
Non-Interest Bearing 34%
Savings 14%
NOW and DDA 25%

Non-Interest Bearing Deposits



$4,000
$3,750
$3,500
$3,250
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,918
$2,042
$2,312
$3,001
$3,697
2015
2016
2017
2018
2019

(Dollars in millions)

- Non-interest bearing deposits increased $695 million, or 23%, during 2019
- Non-interest bearing deposits comprise 34% of total deposits
- Organic growth for 2019 was $305 million, or 10%, compared to $218 million, or 9% for 2018

Deposit Costs Relative to Peers



0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.73%
0.55%
0.31%
0.22%
0.20%
0.23%
Glacier
Peers
2015
2016
2017
2018
2019

- Total deposit costs have remained stable while Glacier's peer group costs have increased
- Core deposits are a competitive advantage and will be a key driver of future performance

Loan Trends


$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$5,079
$5,684
$6,578
$8,288
$9,513
2015
2016
2017
2018
2019

- Gross loans increased $1.2 billion, or 15%, during 2019 due in part to the acquisitions of First National Bank of Layton ($245 million) and Heritage Bank of Nevada ($615 million)
- Gross loans increased $1.7 billion, or 26%, during 2018, due in part to the acquisitions of Collegiate Peaks Bank ($354 million) and First Security Bank in Bozeman ($628 million)

(Dollars in millions)

Organic Loan Growth



$800
$700
$600
$500
$400
$300
$200
$100
$0
$346
$554
$601
$728
$364
2015
2016
2017
2018
2019

- Organic loan growth for 2019 was $364 million, or 4%, compared to $728 million, or 11%, for 2018

(Dollars in millions)

Loan Composition


12/31/2018
CRE
56%
Other
Commerical
23%
HELOC
7%
Other
Consumer
3%
Residential
Real Estate
11%
12/31/2019
CRE
59%
Other
Commerical
22%
HELOC
6%
Other
Consumer
3%
Residential
Real Estate
10%

Geographic Loan Dispersion


2009 Geographic Distribution
Wyoming 11%
Colorado 4%
Montana 58%
Idaho 27%


2019 Geographic Distribution
Wyoming 7%
Arizona 5%
Nevada 6%
Utah 4%
Washington 4%
Montana 44%
Colorado 12%
Idaho 18%

Hospitality & Tourism Portfolio

($ in Millions)



Gaming
Travel/Tourism
Hotel/Motel
Food/Beverage/Restaurant
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
$450.0
$500.0

Hotel / Motel Exposure by State

($ in Millions)



$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
AZ
CO
ID
MT
NV
UT
WA
WY

- Average LTV under 60%
- Average individual loan size is less than $1.5M
- 294 loans
- 7 loans in excess of $10M

Food & Beverage Exposure by State

($ in Millions)



$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
AZ
CO
ID
MT
NV
UT
WA
WY

- Average LTV under 70%
- Average individual loan size is less than $175,000

Investment Portfolio Trends



$3,500
$3,000
$2,500
$2,000
$3,313
$3,101
$2,427
$2,870
$2,800
2015
2016
2017
2018
2019

(Dollars in millions)

- Investment securities at year-end were 20% of total assets
- Investments decreased $70 million in 2019
- Our long-term goal is to maintain investment securities between 20% to 25% of total assets

Investment Composition


12/31/2018
Residential MBS 28%
Corporate Bonds 10%
Commercial MBS 17%
State & Local Gov'ts 40%
US Gov't Sponsored Enterprises 4%
US Gov't & Federal Agency 1%


12/31/2019
Residential MBS 26%
Commercial MBS 32%
Corporate Bonds 6%
State & Local Gov'ts 33%
US Gov't Sponsored Enterprises 2%
US Gov't & Federal Agency 1%

Improving Credit Quality





NPAs to Bank Assets


1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.88%
0.76%
0.68%
0.47%
0.27%
2015
2016
2017
2018
2019

- NPAs decreased $19 million from the prior year end to $37 million

Loan Loss Provision



$15,000
$10,000
$5,000
$0
$2,284
$2,333
$57
2015
2016
2017
2018
2019

- Loan portfolio growth and credit quality considerations will determine the level of provision for loan losses

(Dollars in thousands)

Net Charge-Offs


$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
$2,340
$2,458
$10,828
$8,282
$6,806
2015
2016
2017
2018
2019

(Dollars in thousands)

- For 2019, net charge-offs as a percent of total loans were 0.07% compared to 0.10% for 2018

ALLL as a Percent of Loans



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
2.55%
2.28%
1.97%
1.58%
1.31%
2015
2016
2017
2018
2019

- ALLL was 385% of non-performing loans at year end 2019 compared to 266% at year end 2018
- ALLL was in the 86th percentile of Glacier's peer group through the third quarter 2019
- As credit trends change, expect our allowance to adjust accordingly

* BHCPR as of 9/30/2019

Shareholder Return





Dividends Declared



$1.15
$1.10
$1.05
$1.00
$0.95
$0.90
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

- At December 31, 2019, Glacier's dividend yield was 2.41%
- The Company has declared 139 consecutive quarterly dividends
- In 2019, the Company increased its quarterly dividend by $0.10, or 10%, over 2018

Long-Term Performance

Since 1984

Compounded Rates

Annual Total Return *	16.0%
Annual EPS Growth Rate	10.2%
Annual Dividend Growth Rate	12.6%

- Strong consistent performance over the past 35 years
- Long-term goal is to produce double digit dividend growth

* Reflects results through 12/31/2019, assuming no reinvestment of dividends



GLACIER BANCORP, INC.

Montana, Idaho, Utah, Washington, Wyoming, Colorado, Arizona & Nevada